UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 9, 2011
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

15660 Dallas Parkway, Suite 850		75248
Dallas, Texas		(Zip Code)
(Address of principal executive offices)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On February 9, 2011, Diodes Incorporated and Diodes Zetex Limited (collectively the “Borrowers”) entered into a Third Amendment to Credit Agreement (the “Third Amendment”) with Bank of America, N.A. (the “Lender”).
          The Third Amendment amended the definitions of “Current Liabilities” and “Fixed Charges” and added a definition of “Convertible Senior Notes” in that certain Credit Agreement dated as of November 25, 2009, as modified by that certain letter dated as of March 31, 2010, the First Amendment to Credit Agreement dated as of July 16, 2010 and the Second Amendment to Credit Agreement dated as of November 24, 2010 (collectively the “Original Credit Agreement”). All other terms of the Original Credit Agreement remain unchanged. A copy of the Third Amendment is attached as Exhibit 10.1.
Item 2.02 Results of Operations and Financial Condition.
     On February 9, 2011, Diodes Incorporated (the “Company”) issued a press release announcing its fiscal and fourth quarter 2010 financial results. A copy of the press release is attached as Exhibit 99.1.
     On February 9, 2011, the Company hosted a conference call to discuss its fiscal and fourth quarter 2010 financial results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as Exhibit 99.2.
     During the conference call on February 9, 2011, Dr. Keh-Shew Lu, President and Chief Executive Officer of the Company, as well as Richard D. White, Chief Financial Officer, Mark King, Senior Vice President of Sales and Marketing and Laura Mehrl, Director of Investor Relations made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.
     In the press release and earnings conference call, the Company utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. See Exhibit 99.1, for a description of the non-GAAP measures used.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
     The press release in Exhibit 99.1 also provides an update on the Company’s business outlook.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     See exhibit index.
     The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2011	DIODES INCORPORATED
	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Third Amendment to Credit Agreement, dated February 9, 2011, among Diodes Incorporated, Diodes Zetex Limited and Bank of America, N.A.

99.1	Press release dated February 9, 2011

99.2	Conference call script dated February 9, 2011

99.3	Question and answer transcript dated February 9, 2011